Patent Certificate of Appearance Design

[seal] Comprehensive File Room of Hubei Minkang Pharmaceutical Co., Ltd.

Name of the appearance design: Package bag (Vitamin C Yinqiao Tablets)

Designer: Cui Xinghe

Patent number: ZL 2004 3 0014900.9

Application date of the patent: June 29, 2004

Patentee: Hubei Minkang Pharmaceutical Co., Ltd.

Proclamation date of the grant: March 9, 2005

Page 1/1
Total 1 page

Certificate No.: 433603

[seal] Special Seal for Withholding Stamp Tax of Local Tax Bureau of Haidian District, Beijing and the State Intellectual Property Office

This Office has carried out the preliminary review of this design in accordance with the Patent Law of the People’s Republic of China and decided to grant the patent right, issue this Certificate and register this patent on the patent registration book. The patent right will become effective as of the date of the proclamation of grant.

The term of this patent right is ten years as of the date of the application. The patentee should pay annual fees in accordance with the rules under the Patent Law and the Regulation on the Implementation of the Patent Law. The deadline for the payment of the annual fees is one month before June 29 of each year. For those who fail to pay the annual fee according to the rule, their patent rights will be terminated on the expiry date of the paid annual fee.

The Patent Certificate carries the legal status when the patent is registered. The transfer, pledge, invalidation, termination, resumption and the name or title and the nationality of the patentee, the change of address and etc., shall be recorded on the patent registration book.

Patent number

[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Director Wang Jingchuan

[seal] The State Intellectual Property Office of the People’s Republic of China

March 9, 2005

Translator’s Declaration:

I, Certify that I have carefully read the original Simplified Chinese document AND I confirm that this translation is a true and accurate English version of such original to the best of my knowledge and belief.

Zhao Zhang	/s/ Zhao Zhang
Certified Translator (Canada)
Certified Member in good standing Status: Society of Translators and Interpreters of British Columbia (S.T.I.B.C. www.stibc.org),
Membership Number No: 04-10-2471

Certificate No.: 1296566
[Seal] Special Seal for Withholding Stamp Tax of Local Tax Bureau of
Haidian District, Beijing and the State Intellectual Property Office

Patent Certificate of Appearance Design

Name of the appearance design: Package box (Vitamin C Yinqiao Tablets)

Designer: Tan Ling and Cui Xinghe

Patent number: ZL 2009 3 0312739.6

Application date of the patent: August 25, 2009

Patentee: Hubei Minkang Pharmaceutical Co., Ltd.

Proclamation date of the grant: July 28, 2010

This Office has carried out the preliminary review of this design in accordance with the Patent Law of the People’s Republic of China and decided to grant the patent right, issue this Certificate and register this patent on the patent registration book. The patent right will become effective as of the date of the proclamation of grant.

The term of this patent right is ten years as of the date of the application. The patentee should pay annual fees in accordance with the rules under the Patent Law and the Regulation on the Implementation of the Patent Law. The deadline for the payment of the annual fees is one month before August 25 of each year. For those who fail to pay the annual fee according to the rule, their patent rights will be terminated on the expiry date of the paid annual fee.

The Patent Certificate carries the legal status when the patent is registered. The transfer, pledge, invalidation, termination, resumption and the name or title and the nationality of the patentee, the change of address and etc., shall be recorded on the patent registration book.

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Director: Tian Lipu

[Seal] The State Intellectual Property Office of the People’s Republic of China
July 28, 2010

Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”

Page 1/1 (Total 1 page)

(19) The State Intellectual Property Office of People’s Republic of China

(12) Patent Certificate of Appearance Design

(10) Proclamation number of the grant: CN 301293973
(45) Proclamation date of the grant: July 28, 2010

(21)  Application number: 200930312739.6

(22)  Application date: August 25, 2009

(73)  Patentee: Hubei Minkang Pharmaceutical Co., Ltd.
 Address: No. 50, Xibai Road, Xiling District, Yichang, Hubei Province Postal Code: 443002

(72) Designer: Tan Ling and Cui Xinghe

(74)  Patent agency: Three Gorges Patent Firm of Yichang (42103)
 Agent: Cheng Gang

(51)  LOC (8) CI.
 09-03

Six pictures or photos and zero pages of brief notes

(54)  Title of the product with the appearance design:
Package box (Vitamin C Yinqiao Tablets)

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Front view

Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”

CN 301293973 S	Pictures or photos of the design	Page 1/1

Front view	Top view

Rear view	Bottom view

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd

Left side view

Right side view

Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”

2

Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”

Certificate No.: 1276960
[Seal] Special Seal for Withholding Stamp Tax of Local Tax Bureau of
Haidian District, Beijing and the State Intellectual Property Office

Patent Certificate of Appearance Design

Name of the appearance design: Package box

Designer: Tan Ling and Cui Xinghe

Patent number: ZL 2009 3 0312777.1

Application date of the patent: August 25, 2009

Patentee: Hubei Minkang Pharmaceutical Co., Ltd.

Proclamation date of the grant: June 30, 2010

This Office has carried out the preliminary review of this design in accordance with the Patent Law of the People’s Republic of China and decided to grant the patent right, issue this Certificate and register this patent on the patent registration book. The patent right will become effective as of the date of the proclamation of grant.

The term of this patent right is ten years as of the date of the application. The patentee should pay annual fees in accordance with the rules under the Patent Law and the Regulation on the Implementation of the Patent Law. The deadline for the payment of the annual fees is one month before August 25 of each year. For those who fail to pay the annual fee according to the rule, their patent rights will be terminated on the expiry date of the paid annual fee.

The Patent Certificate carries the legal status when the patent is registered. The transfer, pledge, invalidation, termination, resumption and the name or title and the nationality of the patentee, the change of address and etc., shall be recorded on the patent registration book.

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Director: Tian Lipu

[Seal] The State Intellectual Property Office of the People’s Republic of China

June 30, 2010
Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”

Page 1/1 (Total 1 page)

(19) The State Intellectual Property Office of People’s Republic of China

(12) Patent Certificate of Appearance Design

(10) Proclamation number of the grant: CN 301275522 S
(45) Proclamation date of the grant: June 30, 2010
(21)  Application number: 200930312777.1

(22)  Application date: August 25, 2009

(73)  Patentee: Hubei Minkang Pharmaceutical Co., Ltd.
 Address: No. 50, Xibai Road, Xiling District, Yichang, Huber Province Postal Code: 443002

(72)  Designer: Tan Ling and Cui Xinghe

(74)  Patent agency: Three Gorges Patent Firm of Yichang (42103)
 Agent: Cheng Gang

(51) LOC (8) CI.
 09-03

Six pictures or photos and zero pages of brief notes

(54)  Title of the product with the appearance design:
 Package box

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Front view

Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”

CN 301275522 S	Pictures or photos of the design	Page 1/1

Front view	Top view

Rear view	Bottom view

Left side view

Right side view

Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”

Certificate No.: 1276959
[Seal] Special Seal for Withholding Stamp Tax of Local Tax Bureau of
Haidian District, Beijing and the State Intellectual Property Office

Patent Certificate of Appearance Design

Name of the appearance design: Package box (Biyuan Pill)

Designer: Tan Ling and Cui Xinghe

Patent number: ZL 2009 3 0312738.1

Application date of the patent: August 25, 2009

Patentee: Hubei Minkang Pharmaceutical Co., Ltd.

Proclamation date of the grant: June 30, 2010

This Office has carried out the preliminary review of this design in accordance with the Patent Law of the People’s Republic of China and decided to grant the patent right, issue this Certificate and register this patent on the patent registration book. The patent right will become effective as of the date of the proclamation of grant.

The term of this patent right is ten years as of the date of the application. The patentee should pay annual fees in accordance with the rules under the Patent Law and the Regulation on the Implementation of the Patent Law. The deadline for the payment of the annual fees is one month before August 25 of each year. For those who fail to pay the annual fee according to the rule, their patent rights will be terminated on the expiry date of the paid annual fee.

The Patent Certificate carries the legal status when the patent is registered. The transfer, pledge, invalidation, termination, resumption and the name or title and the nationality of the patentee, the change of address and etc., shall be recorded on the patent registration book.

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Director: Tian Lipu

[Seal] The State Intellectual Property Office of the People’s Republic of China

June 30, 2010

Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”

Page 1/1 (Total 1 page)

(19) The State Intellectual Property Office of People’s Republic of China

(12) Patent Certificate of Appearance Design

(10) Proclamation number of the grant: CN 301275521 S
(45) Proclamation date of the grant: June 30, 2010
(21)  Application number: 200930312738.1

(22)  Application date: August 25, 2009

(73)  Patentee: Hubei Minkang Pharmaceutical Co., Ltd.
 Address: No. 50, Xibai Road, Xiling District, Yichang, Huber Province Postal Code: 443002

(72)  Designer: Tan Ling and Cui Xinghe

(74)  Patent agency: Three Gorges Patent Firm of Yichang (42103)
 Agent: Cheng Gang

(51)  LOC (8) CI.
 09-03

Five pictures or photos and one pages of brief notes

(54)  Title of the product with the appearance design:
 Package box (Biyuan Pill)

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Front view

Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”

CN 301275521 S	Pictures or photos of the design	Page 1/1

Front view	Top view

Rear view

Left side view

Right side view

Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”

Certificate No.: 1276961
[Seal] Special Seal for Withholding Stamp Tax of Local Tax Bureau of
Haidian District, Beijing and the State Intellectual Property Office

Patent Certificate of Appearance Design

Name of the appearance design: Package box (Biyuan Pill)

Designer: Tan Ling and Cui Xinghe

Patent number: ZL 2009 3 0312778.6

Application date of the patent: August 25, 2009

Patentee: Hubei Minkang Pharmaceutical Co., Ltd.

Proclamation date of the grant: June 30, 2010

This Office has carried out the preliminary review of this design in accordance with the Patent Law of the People’s Republic of China and decided to grant the patent right, issue this Certificate and register this patent on the patent registration book. The patent right will become effective as of the date of the proclamation of grant.

The term of this patent right is ten years as of the date of the application. The patentee should pay annual fees in accordance with the rules under the Patent Law and the Regulation on the Implementation of the Patent Law. The deadline for the payment of the annual fees is one month before August 25 of each year. For those who fail to pay the annual fee according to the rule, their patent rights will be terminated on the expiry date of the paid annual fee.

The Patent Certificate carries the legal status when the patent is registered. The transfer, pledge, invalidation, termination, resumption and the name or title and the nationality of the patentee, the change of address and etc., shall be recorded on the patent registration book.

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Director: Tian Lipu

[Seal] The State Intellectual Property Office of the People’s Republic of China

June 30, 2010

Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”

Page 1/1 (Total 1 page)

(19) The State Intellectual Property Office of People’s Republic of China

(12) Patent Certificate of Appearance Design

(10) Proclamation number of the grant: CN 301276505 S
(45) Proclamation date of the grant: June 30, 2010
(21)  Application number: 200930312778.6

(22)  Application date: August 25, 2009

(73)  Patentee: Hubei Minkang Pharmaceutical Co., Ltd.
 Address: No. 50, Xibai Road, Xiling District, Yichang, Huber Province Postal Code: 443002

(72)  Designer: Tan Ling and Cui Xinghe

(74)  Patent agency: Three Gorges Patent Firm of Yichang (42103)
 Agent: Cheng Gang

(51)  LOC (8) CI.
 19-08

One picture or photo and one page of brief notes

(54)  Title of the product with the appearance design:
Package box (Biyuan Pill)

[Seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.

Front view

CN 301276505 S	Pictures or photos of the design	Page 1/1

Front view

Translator’s Declaration: Refer to the title page of this 13 page document “Design Patent”